Exhibit 99.1

For more information, please contact:

Sonus Investor Relations:	Sonus Media Relations:
Karin Cellupica	Lucy Millington
978-614-8615	978-614-8240
kcellupica@sonusnet.com	lmillington@sonusnet.com

SONUS NETWORKS REPORTS SECOND QUARTER

2008 FINANCIAL RESULTS

Revenue:	$87.9 million, up 16% from Q2 2007
Net Income:	$0.1 million (GAAP); $7.8 million (non-GAAP)
Cash and Investments:	Down from $407.6 million at the end of Q1 2008, to $397.8 million in Q2 2008

WESTFORD, Mass., August 11, 2008 – Sonus Networks, Inc. (Nasdaq: SONS), a market leader in IP communications infrastructure, today reported financial results for the second quarter ended June 30, 2008.

Revenues for the second quarter of fiscal 2008 were $87.9 million, compared to $74.0 million in the first quarter of fiscal 2008 and $75.5 million for the second quarter of fiscal 2007, an increase of 16% year over year.  Net income on a GAAP basis for the second quarter of 2008 was $0.1 million, or $0.00 per diluted share, compared to GAAP net income of $0.6 million, or $0.00 per diluted share, for the first quarter of 2008, and a GAAP net loss of $7.0 million, or $0.03 per share, for the second quarter of 2007.

Revenues for the first half of fiscal 2008 were $161.9 million, compared to $146.6 million in the first half of fiscal 2007, representing an increase of 10% year over year.  The Company’s GAAP net income for the first half of fiscal 2008 was $0.7 million, or $0.00 per diluted share, compared to a GAAP net loss of $11.0 million, or $0.04 per share, for the first half of fiscal 2007.

“I am excited to be at Sonus,” said Richard Nottenburg, president and CEO of Sonus Networks. “I am proud of the Sonus team for delivering revenue in the high end of our original Q2 outlook and earnings that exceeded expectations.”

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Second Quarter 2008 Customer Highlights:

•                  Bahamas Telecommunications Company (BTC): BTC chose Sonus to replace legacy technology with Sonus’ next generation, IP-based technology across BTC’s entire wireline network.

•                  Convergia: Convergia selected Sonus as the new backbone of its international network. Convergia will deploy Sonus’ Access solution to deliver advanced residential and enterprise voice services.

•                  Tata Communications: Tata Communications announced the strategic expansion of its global voice network with Sonus. Tata is deploying Sonus’ complete fixed-line trunking solution to provide its IP-voice services, delivering a robust, highly scalable, reliable platform for IP-voice and multimedia services.

•                  Tortel Communications: Tortel selected Sonus to replace its incumbent IP-voice network technology. Tortel is replacing its legacy solution to improve the overall quality of service and integrity of its network.

Acquisition:

•                  Atreus: On April 18, 2008, Sonus acquired Atreus Systems Inc. Atreus’ expertise in the integration of operating support systems (OSS) and the provisioning of IP services for fixed-line and mobile operators’ access networks fosters the evolution of IP architectures globally.

•                  The combination of Atreus’ services and solutions with Sonus’ leadership in IP infrastructure enables carriers and network operators around the globe to rapidly deploy innovative communication services to their subscribers.

Technology Updates:

•                  MobilEdge 1.1: This quarter Sonus completed Release 1.1 of its mobilEdgeTM solution.  The latest release features full support for 2G and 3G radio protocols.

•                  Voice Over WiMAX: Sonus launched a Voice over WiMAX solution in June.  Building on Sonus’ long-standing success with Voice over Broadband solutions, Sonus now offers WiMAX operators a complete voice network solution that allows them to quickly and profitably roll out carrier-class voice services over an all-IP network.

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Conference Call Details:

Sonus Networks will host a conference call for analysts and investors to discuss its second quarter 2008 results, today at 4:45 p.m. ET.

To listen via telephone:

Dial-in number: 800 931 4071

International Callers: +1 212 231 2900

To listen via the Internet:

Sonus will host a live webcast of the conference call. To access the webcast, visit www.sonusnet.com, Corporate, Investor Relations.

-ends-

About Sonus Networks

Sonus Networks, Inc. is a market leader in IP communications infrastructure for wireline and wireless service providers. With its comprehensive IP Multimedia Subsystem (IMS) solution, Sonus addresses the full range of carrier applications, including residential and business voice services, wireless voice and multimedia, trunking and tandem switching, carrier interconnection and enhanced services. Sonus’ voice infrastructure solutions are deployed in service provider networks worldwide. Founded in 1997, Sonus is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

This release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to Item 1A “Risk Factors” of Sonus’ Quarterly Report on Form 10-Q for the period ended June 30, 2008, filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Risk factors include, among others: the impact of material weaknesses in our disclosure controls and procedures and our internal control over financial reporting on our ability to report our financial results timely and accurately; the unpredictability of our quarterly financial results; risks and uncertainties associated with the Company’s restatement of its historical stock option granting practices and accounting including regulatory actions; actions that may be taken by significant shareholders; risks associated with our international expansion and growth; consolidation in the telecommunications industry; and potential costs resulting from pending securities and patent litigation against the Company. Any forward-looking statements represent Sonus’ views only as of today and should not be relied upon as representing Sonus’ views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so, except as required by law.

Sonus believes that the presentation of non-GAAP financial information, when shown in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operation. The Company’s results include stock-based compensation and related expenses, amortization of intangible assets related to the Zynetix and Atreus acquisitions, an impairment charge related to the Zynetix intangible assets and goodwill in 2008, the reduction of a loss contingency related to an employment tax audit in 2008 and stock option review costs in 2007.  The amount of each item included in our financial information is available in the “Supplemental Information” schedule attached.  On a pre-tax basis, these amounts totaled $9.0 million of expense in the second quarter of 2008, $7.4 million in the first quarter of 2008 and $18.8 million in the second quarter of 2007.  Excluding these items, non-GAAP net income for the second quarter of 2008 was $7.8 million, or $0.03 per diluted share, compared with $5.2 million, or $0.02 per diluted share for the first quarter of 2008 and $5.0 million, or $0.02 per diluted share, for the second quarter of 2007.

Sonus is a registered trademark of Sonus Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

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SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months	Three months	Three months
	ended	ended	ended
	June 30,	March 31,	June 30,
	2008	2008	2007
Revenue:
Product	$62,403	$50,984	$52,171
Service	25,488	23,039	23,322
Total revenue	87,891	74,023	75,493

Cost of revenue:
Product	18,309	16,820	23,561
Service	11,476	11,075	9,563
Total cost of revenue	29,785	27,895	33,124

Gross profit	58,106	46,128	42,369

Gross profit %
Product	70.7%	67.0%	54.8%
Service	55.0%	51.9%	59.0%
Total gross profit	66.1%	62.3%	56.1%

Operating expenses:
Research and development	18,397	20,498	22,350
Sales and marketing	19,371	18,941	21,219
General and administrative	12,770	9,997	14,202
Impairment of intangible assets and goodwill	3,630	—	—
Total operating expenses	54,168	49,436	57,771

Income (loss) from operations	3,938	(3,308)	(15,402)
Interest expense	(32)	(21)	(79)
Interest income	3,236	3,969	4,522
Other income (expense), net	6	379	(256)

Income (loss) before income taxes	7,148	1,019	(11,215)
Income tax benefit (provision)	(7,022)	(453)	4,239
Net income (loss)	$126	$566	$(6,976)

Net income (loss) per share:
Basic	$0.00	$0.00	$(0.03)
Diluted	$0.00	$0.00	$(0.03)

Shares used in computing net income (loss) per share:
Basic	271,150	270,590	259,786
Diluted	273,710	271,222	259,786

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Six months ended
	June 30,
	2008	2007
Revenue:
Product	$113,387	$103,798
Service	48,527	42,841
Total revenue	161,914	146,639

Cost of revenue:
Product	35,129	40,643
Service	22,551	18,142
Total cost of revenue	57,680	58,785

Gross profit	104,234	87,854

Gross profit %
Product	69.0%	60.8%
Service	53.5%	57.7%
Total gross profit	64.4%	59.9%

Operating expenses:
Research and development	38,895	41,048
Sales and marketing	38,312	44,269
General and administrative	22,767	28,264
Impairment of intangible assets and goodwill	3,630	—
Total operating expenses	103,604	113,581

Income (loss) from operations	630	(25,727)
Interest expense	(53)	(83)
Interest income	7,205	9,146
Other income (expense), net	385	(936)

Income (loss) before income taxes	8,167	(17,600)
Income tax benefit (provision)	(7,475)	6,646
Net income (loss)	$692	$(10,954)

Net income (loss) per share:
Basic	$0.00	$(0.04)
Diluted	$0.00	$(0.04)

Shares used in computing net income (loss) per share:
Basic	270,870	259,777
Diluted	272,422	259,777

SONUS NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$143,730	$118,933
Marketable securities	174,935	207,088
Accounts receivable, net	79,387	84,951
Inventory, net	44,767	45,560
Deferred income taxes	22,675	30,683
Litigation settlement escrow	—	25,000
Insurance receivable - litigation settlement	—	15,328
Other current assets	19,542	18,842
Total current assets	485,036	546,385

Property and equipment, net	18,337	18,459
Intangible assets, net	4,276	2,607
Goodwill	6,968	8,397
Investments	79,109	66,568
Deferred income taxes	49,281	49,296
Other assets	6,325	2,338
	$649,332	$694,050

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,633	$17,379
Accrued expenses	27,657	39,980
Litigation settlement liability	—	40,000
Current portion of deferred revenue	74,703	82,743
Current portion of long-term liabilities	937	1,079
Total current liabilities	115,930	181,181

Deferred revenue	19,875	16,462
Deferred income taxes	759	760
Long-term liabilities	2,558	2,061
Total liabilities	139,122	200,464

Commitments and contingencies

Stockholders equity:
Common stock	274	273
Additional paid-in capital	1,259,656	1,244,232
Accumulated deficit	(751,228)	(751,920)
Accumulated other comprehensive income	1,775	1,268
Treasury stock	(267)	(267)
Total stockholders’ equity	510,210	493,586
	$649,332	$694,050

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six months ended
	June 30,
	2008	2007
Cash flows from operating activities:
Net income (loss)	$692	$(10,954)
Adjustments to reconcile net income (loss) to cash flows provided by operating activities:
Depreciation and amortization of property and equipment	6,366	6,351
Amortization of intangible assets	534	141
Stock-based compensation	13,180	23,486
Impairment of intangible assets and goodwill	3,630	—
Deferred income taxes	7,849	5,645
Increase in fair value of modified stock options held by former employees	—	936
Changes in operating assets and liabilities:
Accounts receivable	6,112	(1,261)
Inventory	(2,428)	(10,579)
Insurance receivable - litigation settlement	15,328	—
Other operating assets	2,806	(5,693)
Accounts payable	(6,312)	6,541
Accrued expenses, deferred rent and accrued restructuring expenses	(15,499)	(6,901)
Litigation settlement liability	(40,000)	—
Deferred revenue	(5,473)	(7,377)
Net cash provided by (used in) operating activities	(13,215)	335

Cash flows from investing activities:
Purchases of property and equipment	(4,360)	(7,138)
Business acquisitions	(4,996)	(8,825)
Purchases of available-for-sale marketable securities	(45,986)	(36,008)
Sale/maturities of available-for-sale marketable securities	61,697	38,158
Purchases of held-to-maturity marketable securities	(123,851)	(138,551)
Sale/maturities of held-to-maturity marketable securities	128,215	170,000
Decrease in litigation settlement escrow	25,000	—
Decrease in restricted cash	—	261
Net cash provided by investing activities	35,719	17,897

Cash flows from financing activities:
Sale of common stock in connection with employee stock purchase plan	2,213	—
Proceeds from exercise of stock options	413	—
Repayment of notes payable to Zynetix Limited former shareholders	—	(335)
Payment of tax withholding obligations related to net share settlement of restricted stock awards	(95)	(300)
Principal payments of capital lease obligations	(106)	(73)
Net cash provided by (used in) financing activities	2,425	(708)

Effect of exchange rate changes on cash and cash equivalents	(132)	(113)

Net increase in cash and cash equivalents	24,797	17,411
Cash and cash equivalents, beginning of period	118,933	44,206
Cash and cash equivalents, end of period	$143,730	$61,617

SONUS NETWORKS, INC.

Supplemental Information

(In thousands)

(unaudited)

The following tables provide the details of stock-based compensation, stock option review costs, amortization of intangible assets, impairment of intangible assets and goodwill, a change in estimate of a loss contingency related to an employment tax audit and stock-based compensation-related expense included in the Company’s Condensed Consolidated Statements of Operations and the line items in which these amounts are reported.  Additional information regarding these items is available in the Investor Relations section of our Corporate page at http://www.sonusnet.com.  The information contained on our website or that can be accessed through our website should not be considered to be part of, or incorporated into, this press release.

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2008	2008	2007	2008	2007
Stock-based compensation
Cost of revenue - product	$165	$186	$188	$351	$278
Cost of revenue - service	454	1,148	1,023	1,602	1,605
Cost of revenue	619	1,334	1,211	1,953	1,883

Research and development expense	1,395	3,689	6,482	5,084	9,691
Sales and marketing expense	1,024	1,893	5,699	2,917	9,221
General and administrative expense	1,934	1,292	1,225	3,226	2,691
Operating expense	4,353	6,874	13,406	11,227	21,603

Total stock-based compensation	$4,972	$8,208	$14,617	$13,180	$23,486

Stock option review costs
General and administrative expense	$—	$—	$3,826	$—	$8,023

Amortization of intangible assets
Cost of revenue - product	$262	$65	$65	$327	$65
Sales and marketing expense	132	75	76	207	76
Total amortization of intangible assets	$394	$140	$141	$534	$141

Impairment of intangible assets and goodwill	$3,630	$—	$—	$3,630	$—

Change in estimate - reduction of loss contingency related to employment tax audit (1)
Cost of revenue - product	$—	$(7)	$—	$(7)	$—

Research and development expense	—	(51)	—	(51)	—
Sales and marketing expense	—	(96)	—	(96)	—
General and administrative expense	—	(387)	—	(387)	—
Operating expense	—	(534)	—	(534)	—

Other income (expense)	—	379	—	379	—

Total change in estimate - reduction of loss contingency related to employment tax audit	$—	$(920)	$—	$(920)	$—

Stock-based compensation-related expense (2)
Other income (expense), net	$—	$—	$(256)	$—	$(936)

(1)          Change in estimate resulting in a reduction of the loss contingency related to the settlement of an employment tax audit by the Internal Revenue Service that had resulted from the stock option review and subsequent restatement.

(2)          Expense for stock options modified and subsequently treated as derivative instruments, which are marked to market at each interim reporting date, resulting from the stock option review and subsequent restatement.